SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest event Reported):
                     February 25, 2005 (February 25, 2005)

                               WINWIN GAMING, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-21566                   84-1219819
-------------------------------   ------------------------   -------------------
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)

              8687 West Sahara, Suite 201, Las Vegas, Nevada 89117
              ----------------------------------------------------
                     Address of Principal Executive Offices
                                    Zip Code

                                 (702) 233-4138
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry Into a Material Definitive Agreement.

      On February 25, 2005, WinWin Gaming, Inc. (the "Company") entered into a Securities Purchase Agreement (the "SPA") and a Registration Rights Agreement (the "RRA") with the Van Wagoner Private Opportunities Fund L.P. (the "Initial Investor"). Pursuant to SPA, on February 25, 2005 (the "Closing Date"), the Initial Investor acquired 4,000,000 shares of the Company's Common Stock for an aggregate purchase price of $2,000,000.

      The SPA permits the Company to allow additional investors reasonably approved by the Initial Investor to acquire the Company's Common Stock on identical terms as those obtained by the Initial Investor at subsequent closings that occur during the thirty day period following the Closing Date (the "Subsequent Offering Period"). The Initial Investor, however, has the right to acquire up to an additional 2,000,000 shares of the Company's Common Stock at the first of any such subsequent closings and, if no such subsequent closings occurs, then upon the expiration of the Subsequent Offering Period.

      The Company indemnified the Initial Investor (and any subsequent investor) against all damages relating to any (a) misrepresentation or breach of any representation or warranty made by the Company in any of the transaction documents entered into in connection with the SPA, (b) any breach of any covenant, agreement or obligation of the Company contained in any such transaction documents or any other certificate or instrument or document contemplated thereby, (c) any cause of action, suit or claim brought or made against such investor arising out of or relating to the execution, delivery, performance or enforcement of the transaction documents and related certificates and instruments, (d) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the securities under the SPA, or (e) the status of the investor or other holder of securities issued under the SPA as an investor in the Company. The indemnification period lasts for twelve months from the date that the securities sold under the SPA have been continuously registered for resale for at least thirty consecutive days. Under the indemnification provision, the indemnified party cannot assert any claim until the aggregate of all claims made under such provision exceeds $10,000, at which point the indemnified party is entitled to indemnity back to the first dollar. There is no cap on the indemnity.

      The Company also issued the Initial Investor a Warrant (the "Warrant") pursuant to the SPA and would issue any subsequent investors a like Warrant. The Warrant relates to the purchase of a number of shares of the Company's common stock equal to three percent of the aggregate number of shares of common stock acquired by an investor on the Closing Date or at any subsequent closing date for each month (pro rated for partial months) that a Trigger Event exists. In the case of the Initial Investor (assuming for purposes of this calculation only that no additional investment is made by the Initial Investor) the amount of shares underlying the Warrant would be 120,000 shares for each month (pro rated for partial months) that a Trigger Event exists. A "Trigger Event" is defined as the inability, after June 24, 2005, of the holder of the warrant to sell any of the shares of common stock acquired pursuant to the SPA or the shares issuable upon exercise of the Warrant because of the lack of an effective registration statement authorizing the resale of such shares. The warrant expires on February 25, 2010. The warrants are exercisable at a price of $0.50 per share and contain a net exercise or cashless exercise feature. The Warrants also contain a full ratchet anti-dilution feature that requires the company to reduce the exercise price of the Warrant to the lowest price that the Company sells its common stock (or is deemed to have sold its common stock as the result of the issuance of an option or convertible security) after the Closing Date. The full ratchet anti-dilution feature does not apply to issuances of securities to (i) officers, directors, employees and consultants to the company pursuant to stock grants, option plans or similar programs, or (ii) in connection with the exercise or conversion of options or convertible securities that were outstanding on the Closing Date.


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

      Pursuant to the RRA, the Company is obligated to file a registration statement within 45 days following the Closing Date that covers the shares purchased pursuant to the SPA and all shares underlying Warrants issued pursuant to the SPA. The Company is obligated to cause the registration statement to become effective within 120 days following the Closing Date. The RRA contains customary indemnity and contribution provisions in favor of the investors and the Company. The failure of the registration statement to be declared effective by such date or if sales cannot be made pursuant to the registration statement after it has been declared effective, then as a partial remedy for such events, a Trigger Event would be deemed to occur under the Warrant which would entitle the investors to warrant shares as described above. The Company is responsible for paying the costs associated with the aforementioned registration statement.

Item 3.02. Unregistered Sale of Equity Securities.

      On the Closing Date the Company issued 4,000,000 shares of its Common Stock to the Initial Investor for an aggregate purchase price of $2,000,000. The issuance of the shares to the Initial Investor was effected in reliance on the exemption from the registration provisions of the Securities Act of 1933 provided by Regulation D, Rule 506.

      The Initial Investor signed and delivered to the Company the SPA in which it made the following representations, among others: (a) the Initial Investor is acquiring the securities for its own account for investment and not for the account of any other person and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempt from registration, (b) the Initial Investor is an accredited investor and is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the securities of the Company, (c) the Initial Investor was furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Company's securities which have been requested by the Initial Investor and that the Initial Investor was provided the opportunity ask questions of the Company. Management determined that the Initial Investor is an Accredited Investor (as defined in Regulation D) and that the Initial Investor is also a sophisticated investor. As a result of management's determination, the securities were issued to the Initial Investor in reliance on Rule 506 of Regulation D. No commission, finder's fee or similar remuneration was paid to any party in connection with the private placement to the Initial Investor.

      The disclosure contained in Item 1.01 of this Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

Exhibit 10.1 - Securities Purchase Agreement, dated February 25, 2005, among the Company and the investors who are parties thereto.

Exhibit 10.2 - Registration Rights Agreement, dated February 25, 2005, among the Company and the investors who are parties thereto.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 25, 2005

                                        WINWIN GAMING, INC.


                                        By: /s/ Larry Goldman
                                           -------------------------------------
                                           Larry Goldman,
                                           Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit Number                Exhibit Description
--------------                -------------------

Exhibit 10.1 Securities Purchase Agreement, dated February 25, 2005, among the Company and the investors who are parties thereto.

Exhibit 10.2 Registration Rights Agreement, dated February 25, 2005, among the Company and the investors who are parties thereto.


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